                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                              Neoprobe Corporation
        ----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule -11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     5)   Total fee paid:

          ---------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ---------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

     3)   Filing Party:

          ---------------------------------------------------------------------

     4)   Date Filed:
          ---------------------------------------------------------------------

                                        NEOPROBE CORPORATION    vox 614-793-7500
                                        425 Metro Place North   fax 614-793-7520
                                        Suite 300               www.neoprobe.com
                                        Dublin, Ohio 43017-1367



[NEOPROBE CORPORATION LOGO]

                       2003 ANNUAL MEETING OF STOCKHOLDERS


                                                                     May 5, 2003


Dear Stockholder:

         You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Neoprobe Corporation which will be held at 9:00 a.m., Eastern Daylight Time, on June 12, 2003, at the Embassy Suites Hotel, 5100 Upper Metro Place, Dublin, Ohio 43017 (phone: 614.790.9000). The matters on the meeting agenda are described in the Notice of 2003 Annual Meeting of Stockholders and proxy statement which accompany this letter.

         We hope you will be able to attend the meeting, but whatever your plans, we ask that you please complete, execute, and date the enclosed proxy card and return it in the envelope provided so that your shares will be represented at the meeting.



                                        Very truly yours,


                                        /s/ DAVID C. BUPP

                                        David C. Bupp
                                        Chief Executive Officer and President

                              NEOPROBE CORPORATION
                        425 METRO PLACE NORTH, SUITE 300
                               DUBLIN, OHIO 43017

                  NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS



TO THE STOCKHOLDERS OF
NEOPROBE CORPORATION:

        The Annual Meeting of the Stockholders of Neoprobe Corporation, a Delaware corporation (the "Company"), will be held at the Embassy Suites Hotel, 5100 Upper Metro Place, Dublin, Ohio 43017 (phone: 614.790.9000), on June 12, 2003, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

        1. To elect one director, to serve for a term of three years or until his successor is duly elected and qualified;

        2. To increase the authorized number of shares of the Company from 55,000,000 to 80,000,000, consisting of 75,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of preferred stock, $.001 par value.

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on April 25, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of stockholders will be available for examination by any stockholder at the Annual Meeting and for a period of 10 days before the Annual Meeting at the executive offices of the Company.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED OR TAKE ADVANTAGE OF VOTING YOUR PROXY ONLINE.

                                           By Order of the Board of Directors


                                           /s/ DAVID C. BUPP

                                           David C. Bupp
                                           Chief Executive Officer and President


Dublin, Ohio
May 5, 2003

                              NEOPROBE CORPORATION
                         -------------------------------

                       2003 ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 12, 2003

                         -------------------------------

                                 PROXY STATEMENT

                                DATED MAY 5, 2003

                         -------------------------------


                               GENERAL INFORMATION

         Solicitation. This proxy statement is furnished to the stockholders of Neoprobe Corporation, a Delaware corporation, in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Company's 2003 Annual Meeting of Stockholders to be held on June 12, 2003, and any adjournment thereof. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about May 5, 2003.

         Company Address. The mailing address of our principal executive offices is 425 Metro Place North, Suite 300, Dublin, Ohio 43017.

         Voting Rights. Stockholders of record at the close of business on April 25, 2003, are entitled to notice of and to vote at the Annual Meeting. As of that date, there were 38,588,009 shares of common stock of the Company, par value $.001 per share, outstanding. Each holder of common stock of record on April 25, 2003, is entitled to one vote per share held with respect to all matters which may be brought before the Annual Meeting.

         Authorization. The shares represented by the accompanying proxy will be voted as directed if the proxy is properly completed, signed, and received by us. If no directions are made to the contrary, your proxy will be voted FOR each of the proposals set forth in the Notice of Annual Meeting of Stockholders. The proxy will also be voted at the discretion of the persons acting under the proxy to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

         Revocation. Any stockholder returning the accompanying proxy has the power to revoke it at any time before its exercise by giving notice of revocation to the Company, by duly executing and delivering to the Company a proxy card bearing a later date, or by voting in person at the Annual Meeting.

         Tabulation. Under Section 216 of the Delaware General Corporation Law
(DGCL) and our by-laws, the presence, in person or by proxy, of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by signed proxies that are returned to the Company will be counted toward the quorum in all matters even though they are marked as "Abstain," "Against" or "Withhold Authority" on one or more or all matters or they are not marked at all (see General Information-Authorization). Broker/dealers, who hold their customers' shares in street name, may, under the applicable rules of the exchanges and other self-regulatory organizations of which such broker/dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such shares on other matters without specific instructions from the customer who owns such shares. Proxies signed and submitted by broker/dealers that have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such proxies count toward the establishment of a quorum.

         Under Section 216 of the DGCL and our by-laws, the election of the director nominees requires the favorable vote a of a plurality of all votes cast by the holders of our common stock at a meeting at which a quorum is present. Proxies that are marked "Withhold Authority" and broker non-votes will not be counted toward a nominee's achievement of a plurality and, thus, will have no effect. Under
Section 242 of the DGCL and our by-laws, the amendment to our Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the shares of our outstanding common stock. For purposes of determining the number of shares of our common stock voting on the amendment to our Restated Certificate of Incorporation, abstentions will be counted and will have the effect of a negative vote; broker non-votes will be counted and thus will have the effect of a negative vote. Each other matter to be submitted to our stockholders for approval or ratification at the Annual Meeting requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote on the matter. For purposes of determining the number of shares of our common stock voting on the matter, abstentions will be counted and will have the effect of a negative vote; broker non-votes will not be counted and, thus, will have no effect.


                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

         We presently have eight directors on our Board of Directors, comprised of three directors in each of two classes and two directors in a third class, with terms expiring at the Annual Meeting in 2003, 2004 and 2005, respectively. Because two of our directors whose terms will expire at the Annual Meeting in 2003 are not standing for re-election, effective upon the adjournment of the Annual Meeting, we will have six directors on our Board of Directors, comprised of three directors in one class, two directors in a second class, and one director in a third class, with terms expiring at the Annual Meeting in 2004, 2005 and 2006, respectively. At the Annual Meeting, the nominee to the Board of Directors receiving the highest number of votes will be elected as a director to a term of three years expiring in 2006.

         J. Frank Whitley, Jr. is currently a director of the Company and is being nominated by our Board of Directors for re-election as a director, to serve for a term of three years. Dan Manor and John S. Christie, directors of our Company whose terms expire at the Annual Meeting in 2003, will not stand for re-election. Under the DGCL and our by-laws, our Board of Directors may appoint persons as directors to fill these vacant positions. As of the date of this proxy statement, we have not yet identified any prospective appointees for these vacancies.

         It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Mr. Whitley. We have no reason to believe that any nominee will not stand for election or serve as a director. In the event that a nominee fails to stand for election, the proxies will be voted for the election of another person designated by the persons named in the proxy. See General Information-Tabulation.

THE BOARD OF DIRECTORS HAS NOMINATED THE FOLLOWING PERSON TO SERVE AS A DIRECTOR OF THE COMPANY UNTIL THE 2006 ANNUAL MEETING:

J. FRANK WHITLEY, JR., age 60, has served as a director of our Company since May 1994. Mr. Whitley was Director of Mergers, Acquisitions and Licensing at The Dow Chemical Company (Dow), a multinational chemical company, from June 1993 until his retirement in June 1997. After joining Dow in 1965, Mr. Whitley served in a variety of marketing, financial, and business management functions. Mr. Whitley has a B.S. degree in Mathematics from Lamar State College of Technology.

DIRECTORS WHOSE TERMS CONTINUE UNTIL THE 2004 ANNUAL MEETING:

REUVEN AVITAL, age 51, has served as a director of our Company since January 2002. Mr. Avital is a partner and general manager of Ma'Aragim Enterprises Ltd., an investment company in Israel, through which he is a member of the board of Neoprobe as well as a number of privately held and Israeli public companies, three of them in the medical device field. Mr. Avital was a board member of Cardiosonix, Ltd. from April 2001 through December 31, 2001, when we acquired the company. Previously, Mr. Avital served in the Israeli government in a variety of middle and senior management positions. He is also chairman or board member in several not-for-profit organizations, mainly involved in education for the under-privileged and international peace-building. Mr. Avital has B.A. degrees in The History of the Middle East and International Relations from the Hebrew University of Jerusalem, and a M.P.A. from the Kennedy School of Government at Harvard University.

DAVID C. BUPP, age 53, has served as President and a director of our Company since August 1992 and as Chief Executive Officer since February 1998. From August 1992 to May 1993, Mr. Bupp served as our Treasurer. In addition to the foregoing positions, from December 1991 to August 1992, he was Acting President, Executive Vice President, Chief Operating Officer and Treasurer, and from December 1989 to December 1991, he was Vice President, Finance and Chief Financial Officer. From 1982 to December 1989, Mr. Bupp was Senior Vice President, Regional Manager for AmeriTrust Company National Association, a nationally chartered bank holding company, where he was in charge of commercial banking operations throughout Central Ohio. Mr. Bupp has a B.A. degree in Economics from Ohio Wesleyan University. Mr. Bupp completed a course of study at Stonier Graduate School of Banking at Rutgers University.

JULIUS R. KREVANS, M.D., age 78, has served as a director of our Company since May 1994 and as Chairman of the Board of Directors of our Company since February 1999. Dr. Krevans served as Chancellor of the University of California, San Francisco from July 1982 until May 1993. Prior to his appointment as Chancellor, Dr. Krevans served as a Professor of Medicine and Dean of the School of Medicine at the University of California, San Francisco from 1971 to 1982. Dr. Krevans is a member of the Institute of Medicine, National Academy of Sciences, and led its committee for the National Research Agenda on Aging until 1991. He is Chairman of the Bay Area Economic Forum, a member of the Medical Panel of A.P. Giannini Foundation, and a member of the Board of Directors of the Bay Area BioScience Center. Dr. Krevans has a B.S. degree and a M.D. degree, both from New York University. Dr. Krevans also serves on the Board of Directors and the compensation committee of the Board of Directors of Calypte Biomedical Corporation (Calypte), a publicly held corporation, and on the Board of Directors and nominating committee of AccuImage Diagnostics Corp., a publicly held company. Nancy E. Katz, a director of our Company, is President and Chief Executive Officer of Calypte.

DIRECTORS WHOSE TERMS CONTINUE UNTIL THE 2005 ANNUAL MEETING:

NANCY E. KATZ, age 43, has served as a director of our Company since January 2001. Ms. Katz currently serves as President, Chief Executive Officer and a director of Calypte. Ms. Katz joined Calypte in October 1999 as President, Chief Operating Officer and Chief Financial Officer. Prior to joining Calypte, Ms. Katz served as President of Zila Pharm Inc. From 1997 to 1998, Ms. Katz served as Vice President of Sales & Marketing of LifeScan (the diabetes testing division of Johnson & Johnson) and Vice President of U.S. Marketing, directing LifeScan's marketing and customer call center departments from 1995 to 1997. During her seven-year career at Schering-Plough Healthcare Products from 1987 to 1994, she held numerous positions including Senior Director & General Manager, Marketing Director for Footcare New Products, and Product Director of OTC New Products. Ms. Katz also held various product management positions at American Home Products from 1981 to 1987. Ms. Katz received her B.A. in Business Administration from the University of South Florida.

FRED B. MILLER, age 63, has served as a director of our Company since January 2002. Mr. Miller is the President and Chief Operating Officer of Seicon, Limited, a privately held company that specializes in developing, applying and licensing technology to reduce seismic and mechanically induced vibration. Mr. Miller also serves on the boards of two other privately held companies. Until his retirement in 1995, Mr. Miller had been employed with Price Waterhouse LLP since 1962. Mr. Miller is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants (AICPA), a past member of the Council of the AICPA and a member and past president of the Ohio Society of Certified Public Accountants. He also has served on the boards or advisory committees of several universities and not-for-profit organizations. Mr. Miller has a B.S. degree in Accounting from the Ohio State University.


                  INFORMATION CONCERNING THE BOARD OF DIRECTORS
                             AND EXECUTIVE OFFICERS

BOARD OF DIRECTORS MEETINGS

     Our Board of Directors held a total of ten meetings in fiscal 2002 and each of the directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and committees (if any) on which he or she served.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

         Through September 2002, the Chairman of the Board of Directors of our Company received $2,000 per board meeting attended in person and other non-employee directors received $1,000 each per meeting attended in person. We also paid directors $500 each per committee meeting attended in person through September 2002. After September 2002, non-employee directors waived fees for attendance at board or committee meetings until further notice. We did not pay directors for telephonic participation in board or committee meetings in fiscal 2002. We also reimbursed non-employee directors for travel expenses for meetings attended during fiscal 2002. In addition, the Chairman and each non-employee director received 35,000 and 25,000 options, respectively, to purchase common stock as a part of our annual stock incentive grants. Options granted to purchase common stock vest on an annual basis over a three-year period and have an exercise price equal to not less than the closing market price of common stock at the date of grant.

         Directors who are also officers or employees of our Company do not receive any compensation for their services as directors.

COMMITTEES

         We have a standing Audit Committee and a standing Compensation Committee. We do not have a standing committee whose functions include nominating directors.

AUDIT COMMITTEE

         The Audit Committee of the Board of Directors recommends the annual appointment of our independent public accountants with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, the accounting principles that we use in financial reporting, internal financial auditing procedures and the adequacy of our internal control procedures. The members of our Audit Committee are: Fred B. Miller (Chairman), Reuven Avital, John S. Christie and J. Frank Whitley, each of whom is an independent director. The Audit Committee held five meetings in fiscal 2002.

COMPENSATION COMMITTEE

         The Compensation Committee establishes the compensation of all employees and consultants of the Company, administers and interprets the Company's 2002 Stock Incentive Plan, Amended and Restated Stock Option Plan, Restricted Stock Purchase Plan and the 1996 Stock Incentive Plan, and takes any action that is permitted to be taken by a committee of the Board of Directors under the terms of such plans, including the granting of options. The members of the Compensation Committee are Nancy E. Katz and Julius R. Krevans, each of whom is an independent director. The Compensation Committee held two meetings in fiscal 2002.

EXECUTIVE OFFICERS

         In addition to Mr. Bupp, the following individuals are executive officers of our Company and serve in the position(s) indicated below:

         NAME                       AGE              POSITION
         ----                       ---              --------
         Carl M. Bosch               46              Vice President, Instrument Development

         Rodger A. Brown             52              Vice President, Regulatory Affairs
                                                     and Quality Assurance

         Brent L. Larson             40              Vice President, Finance; Chief Financial Officer;
                                                     Treasurer and Assistant Secretary

CARL M. BOSCH has served as Vice President, Instrument Development of our Company since March 2000. Prior to that, Mr. Bosch served as our Director, Instrument Development from May 1998 to March 2000. Before joining our Company, Mr. Bosch was employed by GE Medical Systems from 1994 to 1998 where he served as Manager, Nuclear Programs. From 1977 to 1994, Mr. Bosch was employed by GE Aerospace in several engineering and management functions. Mr. Bosch has a B.S. degree in Electrical Engineering from Lehigh University and a M.S. degree in Systems Engineering from the University of Pennsylvania.

RODGER A. BROWN has served as Vice President, Regulatory Affairs and Quality Assurance of our Company since November 2000. From July 1998 through November 2000, Mr. Brown served as our Director, Regulatory Affairs and Quality Assurance. Prior to joining our Company, Mr. Brown served as Director of Operations for Biocore Medical Technologies, Inc. from April 1997 to April 1998. From 1981 through 1996, Mr. Brown served as Director, Regulatory Affairs/Quality Assurance for E for M Corporation, a subsidiary of Marquette Electronics, Inc.

BRENT L. LARSON has served as Vice President, Finance and Chief Financial Officer of our Company since February 1999. Prior to that, he served as our Vice President, Finance from July 1998 to January 1999 and as Controller from July 1996 to June 1998. Before joining our Company, Mr. Larson was employed by Price Waterhouse LLP. Mr. Larson has a B.B.A. degree in Accounting from Iowa State University of Science and Technology and is a Certified Public Accountant.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS AND RELATED STOCKHOLDER MATTERS

         The following table sets forth, as of April 15, 2003, certain information with respect to the beneficial ownership of shares of our common stock by: (i) each person known to us to be the beneficial owner of more than 5 percent of our outstanding shares of common stock, (ii) each director or nominee for director of our Company, (iii) each of the Named Executives (see "Executive Compensation - Summary Compensation Table"), and (iv) our directors and executive officers as a group.

                                                                NUMBER OF
                                                                  SHARES
                                                              BENEFICIALLY            PERCENT
        BENEFICIAL OWNER                                        OWNED(*)           OF CLASS(**)
       -------------------------------------------------    ------------------    ---------------
        Reuven Avital                                        2,793,457(a)              7.2%
        Carl M. Bosch                                           184,218(b)               (o)
        Rodger A. Brown                                         120,498(c)               (o)
        David C. Bupp                                         1,132,237(d)              2.9%
        John S. Christie                                         89,034(e)               (o)
        Nancy E. Katz                                            28,334(f)               (o)
        Julius R. Krevans                                       158,667(g)               (o)
        Brent L. Larson                                         272,656(h)               (o)
        Dan Manor                                             1,261,410(i)              3.3%
        Fred B. Miller                                            9,334(j)               (o)
        J. Frank Whitley, Jr.                                    89,334(k)               (o)
        All directors and officers as a group                 6,138,779(l)             15.3%
        (11 persons)

        First Isratech Fund LLC                               2,568,133(m)              6.7%
        Greatway Commercial, et al.                           2,567,952(n)              6.7%

--------------

(*) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Unless otherwise indicated, voting and investment power are exercised solely by the person named above or shared with members of such person's household.

(**) Percent of class is calculated on the basis of the number of shares outstanding on April 15, 2003, plus the number of shares the person has the right to acquire within 60 days of April 15, 2003.

(a) This amount consists of 2,785,123 shares of our common stock owned by N. Assia Trusteeship Ltd, Trustee for Ma'Aragim Enterprises Ltd., an investment fund under the management and control of Mr. Avital, and 8,334 shares issuable upon exercise of options which are exercisable within 60 days but does not include 36,666 shares issuable upon exercise of options which are not exercisable within 60 days. Of the shares held by N. Assia Trusteeship Ltd., 2,286,712 were acquired by Ma'Aragim in exchange for surrendering its shares in Cardiosonix Ltd. on December 31, 2001, in connection with our acquisition of Cardiosonix and 498,411 were acquired by Ma'Aragim based on the satisfaction of certain developmental milestones on December 30, 2002, associated with our acquisition of Cardiosonix.

(b) This amount includes 121,667 shares issuable upon exercise of options which are exercisable within 60 days and 22,551 shares in Mr. Bosch's account in the 401(k) Plan, but does not include 118,333 shares issuable upon exercise of options which are not exercisable within 60 days. Mr. Bosch is one of three trustees of the 401(k) Plan and may, as such, share investment power over common stock held in such plan. The 401(k) Plan holds an aggregate total of 205,858 shares of common stock. Mr. Bosch disclaims any beneficial ownership of shares held by the 401(k) Plan that are not allocated to his personal account.

(c) This amount includes 116,167 shares issuable upon exercise of options which are exercisable within 60 days and 4,331 shares held in the 401(k) Plan by Mr. Brown's wife, but does not include 118,333 shares issuable upon exercise of options which are not exercisable within 60 days. Mr. Brown disclaims beneficial ownership of the shares in his wife's 401(k) account.

(d) This amount includes 410,000 shares issuable upon exercise of options which are exercisable within 60 days, 375,000 warrants which are exercisable within 60 days, and 30,737 shares in Mr. Bupp's account in the 401(k) Plan, but it does not include 450,000 shares issuable upon exercise of options which are not exercisable within 60 days. Mr. Bupp is one of three trustees of the 401(k) Plan and may, as such, share investment power over common stock held in such plan. The 401(k) Plan holds an aggregate total of 205,858 shares of common stock. Mr. Bupp disclaims any beneficial ownership of shares held by the 401(k) Plan that are not allocated to his personal account.

(e) This amount includes 88,334 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 46,666 shares issuable upon exercise of options which are not exercisable within 60 days. Mr. Christie is not standing for re-election as a member of our Board of Directors at the 2003 Annual Meeting.

(f) This amount includes 28,334 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 46,666 shares issuable upon the exercise of options which are not exercisable within 60 days.

(g) This amount includes 156,667 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 63,333 shares issuable upon exercise of options which are not exercisable within 60 days.

(h) This amount includes 173,867 shares issuable upon exercise of options which are exercisable within 60 days and 22,889 shares in Mr. Larson's account in the 401(k) Plan, but it does not include 123,333 shares issuable upon exercise of options which are not exercisable within 60 days. Mr. Larson is one of three trustees of the 401(k) Plan and may, as such, share investment power over common stock held in such plan. The 401(k) Plan holds an aggregate total of 205,858 shares of common stock. Mr. Larson disclaims any beneficial ownership of shares held by the 401(k) Plan that are not allocated to his personal account.

(i) This amount includes 16,667 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 73,333 shares issuable upon exercise of options which are not exercisable within 60 days. Mr. Manor acquired 1,021,990 of his shares in exchange for surrendering his shares in Cardiosonix Ltd. on December 31, 2001, in connection with our acquisition of Cardiosonix. An additional 222,753 shares were acquired by Mr. Manor based on the satisfaction of certain developmental milestones on December 30, 2002, associated with our acquisition of Cardiosonix.

(j) This amount includes 8,334 shares issuable upon exercise of options which are exercisable within 60 days and 1,000 shares held by Mr. Miller's wife for which he disclaims beneficial ownership, but does not include 36,666 shares issuable upon the exercise of options which are not exercisable within 60 days.

(k) This amount includes 88,334 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 46,666 shares issuable upon exercise of options which are not exercisable within 60 days.

(l) This amount includes 1,216,705 shares issuable upon exercise of options which are exercisable within 60 days and 80,508 shares held in the 401(k) Plan, but it does not include 1,159,995 shares issuable upon the exercise of options which are not exercisable within 60 days. Certain executive officers of our Company are the trustees of the 401(k) Plan and may, as such, share investment power over common stock held in such plan. Each trustee disclaims any beneficial ownership of shares held by the 401(k) Plan that are not allocated to his personal account. The 401(k) Plan holds an aggregate total of 205,858 shares of common stock.

(m) This amount consists of 1,698,405 shares owned by First Isratech Fund LLC, 546,420 shares owned by First Isratech Fund LP and 323,308 shares owned by First Isratech Fund Norway AS. First Isratech Fund LLC is the general or managing partner of First Isratech Fund LP and First Isratech Fund Norway AS (collectively, the First Isratech Funds). Although these shares have not been so reported under SEC Regulation 13D, management believes they are beneficially owned by First Isratech Fund LLC. The First Isratech Funds acquired

     2,108,555 of these shares in exchange for surrendering its shares in Cardiosonix Ltd. on December 31, 2001, in connection with our acquisition of Cardiosonix. The remaining 222,753 shares were acquired by the First Isratech Funds based on the satisfaction of certain developmental milestones on December 30, 2002, associated with our acquisition of Cardiosonix.

(n) This amount consists of 197,549 shares owned by Greatway Commercial, Inc., 398,097 shares owned by Uzi Zucker, 987,743 shares owned by Caremi Partners and 987,743 shares owned by Emicar LLC (collectively, Greatway Commercial et al.). Although these shares have not been so reported under SEC Regulation 13D, management believes they are under common management and has therefore grouped them for purposes of reporting our beneficial ownership. Greatway Commercial et al. acquired 2,108,554 of these shares in exchange for surrendering its shares in Cardiosonix Ltd. on December 31, 2001, in connection with our acquisition of Cardiosonix. The remaining 222,753 shares were acquired by Greatway Commercial et al. based on the satisfaction of certain developmental milestones on December 30, 2002, associated with our acquisition of Cardiosonix.

(o)  Less than one percent.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning the annual and long-term compensation of our Chief Executive Officer and our other four highest paid executive officers having annual compensation in excess of $100,000 during the last fiscal year (the Named Executives) for the last three fiscal years.

                                                                                    LONG TERM
                                                                               COMPENSATION AWARDS
                                                                            --------------------------
                                                                            RESTRICTED    SECURITIES
                                                                               STOCK      UNDERLYING
                                                                              AWARDS       OPTIONS       ALL OTHER
NAME AND PRINCIPAL POSITION                      ANNUAL COMPENSATION           ($)           (#)        COMPENSATION
---------------------------               ---------------------------------    ----          ---        ------------
                                           YEAR          SALARY     BONUS
                                           ----          ------     -----

Carl M. Bosch                              2002       $129,375      $    -            -        50,000      $ 3,093(c)
   Vice President,                         2001        129,375      25,250            -        45,000        3,081(c)
   Instrument Development(a)               2000        125,625      68,325    42,180(b)        45,000        1,643(c)

Rodger A. Brown                            2002       $105,417      $    -            -        50,000         $     -
   Vice President, Regulatory Affairs/     2001         99,875      19,000            -        45,000               -
   Quality Assurance(d)                    2000         83,534      33,240            -        35,000               -

David C. Bupp                              2002       $297,083      $    -            -       180,000      $ 5,738(f)
   President and                           2001        310,000      46,500            -       180,000        5,161(f)
   Chief Executive Officer                 2000        304,769     106,300   140,600(e)       180,000        3,298(f)

Brent L. Larson                            2002       $129,375      $    -            -        50,000      $ 2,993(c)
   Vice President, Finance and             2001        131,250      20,250            -        60,000        3,400(c)
   Chief Financial Officer                 2000        126,250      44,900    56,240(g)        60,000        1,313(c)

Dan Manor                                  2002       $145,000      $    -            -        50,000     $ 14,000(i)
   President and Chief Executive           2001              -           -            -             -               -
   Officer, Cardiosonix Ltd.(h)            2000              -           -            -             -               -


(a) Mr. Bosch began his employment with our Company in May 1998 and was promoted to Vice President in March 2000.

(b) The aggregate number of Mr. Bosch's restricted stock holdings at December 31, 2002, was 30,000 shares with an aggregate value of $3,900. Mr. Bosch has the right to receive dividends other than dividends on or distributions of shares of any class of stock issued by our Company which dividends or distributions will be delivered to us under the same restrictions on transfer and possibility of forfeitures as the shares of restricted stock from which they derive.

(c) Amounts represent matching contribution under the Neoprobe Corporation 401(k) Plan (the "Plan"). Eligible employees may make voluntary contributions and we may, but are not obligated to, make matching contributions based on 40 percent of the employee's contribution, up to five percent of the employee's salary. Employee contributions are invested in mutual funds administered by an independent plan administrator. Company contributions, if any, are made in the form of shares of common stock. The Plan is intended to qualify under section 401 of the Internal Revenue Code, which provides that employee and Company contributions and income earned on contributions are not taxable to the employee until withdrawn from the Plan, and that we may deduct our contributions when made.

(d) Mr. Brown began his employment with our Company in July 1998 and was promoted to Vice President in November 2000.

(e) The aggregate number of Mr. Bupp's restricted stock holdings at December 31, 2002, was 210,000 shares with an aggregate value of $27,300. Mr. Bupp has the right to receive dividends other than dividends on or distributions of shares of any class of stock issued by our Company which dividends or distributions will be delivered to us under the same restrictions on transfer and possibility of forfeitures as the shares of restricted stock from which they derive.

(f) Amounts represent matching contribution under the Neoprobe Corporation 401(k) Plan (the "Plan") and social luncheon club dues. Eligible employees may make voluntary contributions and we may, but are not obligated to, make matching contributions based on 40 percent of the employee's contribution, up to five percent of the employee's salary. Employee contributions are invested in mutual funds by an independent plan administrator. Company contributions, if any, are made in the form of shares of common stock. The Plan is intended to qualify under section 401 of the Internal Revenue Code, which provides that employee and Company contributions and income earned on contributions are not taxable to the employee until withdrawn from the Plan, and that we may deduct our contributions when made.

(g) The aggregate number of Mr. Larson's restricted stock holdings at December 31, 2002, was 70,000 shares with an aggregate value of $9,100. Mr. Larson has the right to receive dividends other than dividends on or distributions of shares of any class of stock issued by our Company which dividends or distributions will be delivered to us under the same restrictions on transfer and possibility of forfeitures as the shares of restricted stock from which they derive.

(h) Mr. Manor began his employment with our Company on January 1, 2002, in connection with our acquisition of Cardiosonix Ltd. (formerly Biosonix Ltd.).

(i) Amounts represent reimbursements for a Company car leased for Mr. Manor's use.


OPTION GRANTS IN LAST FISCAL YEAR

         The following table presents certain information concerning stock options granted to the Named Executives under our Amended and Restated Stock Option and Restricted Stock Purchase Plan during the 2002 fiscal year.


                                               INDIVIDUAL GRANTS
         ---------------------------------------------------------------------------------------------
                                         NUMBER OF       PERCENT OF TOTAL
                                         SECURITIES       OPTIONS GRANTED     EXERCISE
                                     UNDERLYING OPTIONS   TO EMPLOYEES IN       PRICE       EXPIRATION
         NAME                         GRANTED (SHARES)      FISCAL YEAR       PER SHARE        DATE
         ----                         ---------------       -----------       ---------        ----
         Carl M. Bosch                    50,000(a)                6%          $0.42(b)      1/7/12(c)

         Rodger A. Brown                  50,000(a)                6%          $0.42(b)      1/7/12(c)

         David C. Bupp                   180,000(a)               20%          $0.42(b)      1/7/12(c)

         Brent L. Larson                  50,000(a)                6%          $0.42(b)      1/7/12(c)

         Dan Manor                        50,000(a)                6%          $0.42(b)      1/7/12(c)


(a) Vests as to one-third of these shares on each of the first three anniversaries of the date of grant.

(b) The per share weighted average fair value of these stock options during 2002 was $0.36 on the date of grant using the Black-Scholes option pricing model with the following assumptions: an expected life of 4 years, an average risk-free interest rate of 4.00%, volatility of 145% and no expected dividend rate.

(c) The options terminate on the earlier of the expiration date, nine months after death or disability, 90 days after termination of employment without cause or by resignation or immediately upon termination of employment for cause.

FISCAL YEAR-END OPTION NUMBERS AND VALUES

         The following table sets forth certain information concerning the number and value of unexercised options held by the Named Executives at the end of the last fiscal year (December 31, 2002). There were no stock options exercised by the Named Executives during the fiscal year ended December 31, 2002.

                                             NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                            UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                                         OPTIONS AT FISCAL YEAR-END:           AT FISCAL YEAR-END:
        NAME                              EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
        ----                              -------------------------         -------------------------
        Carl M. Bosch                          75,000 / 95,000                        0 / 0

        Rodger A. Brown                        72,834 / 91,666                        0 / 0

        David C. Bupp                         230,000 / 460,000                       0 / 0

        Brent L. Larson                       117,200 / 110,000                       0 / 0

        Dan Manor                                      0 / 50,000                     0 / 0

EMPLOYMENT AND OTHER COMPENSATION AGREEMENTS

COMPENSATION OF MR. BUPP

         Employment Agreement. David C. Bupp is employed under a thirty-six month employment agreement effective July 1, 2001. The employment agreement originally provided for an annual base salary of $310,000 with an increase to $325,000 on July 1, 2003. On August 1, 2002, Mr. Bupp agreed to amend the terms of his 2001 employment agreement to defer 10% of his then annual base salary until the satisfaction of certain milestones relating to our financial condition. Effective February 1, 2003, Mr. Bupp agreed to a new amendment to his employment agreement to reduce his annual base salary to $217,000 for the remainder of the term of his employment agreement. In exchange for his agreement to waive the salary deferred under the previous amendment to his employment agreement, the Compensation Committee agreed to vest Mr. Bupp's interest in 210,000 shares of previously restricted stock and to authorize the removal of the restrictive legend on such shares of our common stock. In exchange for agreeing to the amendment lowering his annual base salary, Mr. Bupp received 70,000 options to purchase our common stock with an exercise price of $0.13 per share that vest one third annually on the anniversary of the date of grant.

         The Compensation Committee of the Board of Directors will, on an annual basis, review the performance of our Company and of Mr. Bupp and will pay a bonus to Mr. Bupp as it deems appropriate, in its discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation Committee that covers the executive officers of our Company generally. No bonus was paid to Mr. Bupp relating to fiscal year 2002.

         If a change in control occurs with respect to our Company and:

         - Mr. Bupp's employment is concurrently or subsequently terminated by our Company without cause (cause is defined as any willful breach of a material duty by Mr. Bupp in the course of his employment or willful and continued neglect of his duty as an employee);

         -      the term of Mr. Bupp's employment agreement expires; or

         - Mr. Bupp resigns because his authority, responsibilities or compensation have materially diminished, a material change occurs in his working conditions or we breach the agreement;

then, Mr. Bupp will be paid a severance payment of $650,500 (less amounts paid as Mr. Bupp's salary and benefits that continue for the remaining term of the agreement if his employment is terminated without cause). If any such termination occurs after the substantial completion of the liquidation of our assets, the severance payment shall be increased by $81,250.

         For purposes of Mr. Bupp's employment agreement, a change in control includes:

         - the acquisition, directly or indirectly, by a person (other than our Company or an employee benefit plan established by the Board of Directors) of beneficial ownership of 15 percent or more of our securities with voting power in the next meeting of holders of voting securities to elect the directors;

         - a majority of the directors elected at any meeting of the holders of our voting securities are persons who were not nominated by our then current Board of Directors or an authorized committee thereof;

         - our stockholders approve a merger or consolidation of our Company with another person, other than a merger or consolidation in which the holders of our voting securities outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising eighty percent (80%) or more of the voting power for all purposes of the surviving or resulting corporation; or

         - our stockholders approve a transfer of substantially all of our assets to another person other than a transfer to a transferee, eighty percent (80%) or more of the voting power of which is owned or controlled by us or by the holders of our voting securities outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

Mr. Bupp's compensation will continue for the longer of twenty-four months or the full term of the agreement if his employment is terminated without cause.

         Restricted Stock Agreements. Mr. Bupp holds 100,000, 35,000, 45,000 shares and 30,000 shares of our common stock that were originally granted as restricted stock on March 22, 2000, April 30, 1999, May 20, 1998 and June 1, 1996, respectively, pursuant to restricted stock purchase agreements of the same dates. The original grants did not allow Mr. Bupp to transfer or sell any of the restricted shares unless and until they vest and contained certain change of control provisions. However, in connection with the February 1, 2003 amendment to Mr. Bupp's employment agreement, we vested Mr. Bupp's interest in the shares and authorized the removal of the restricted legend. We will recognize compensation expense related to the vesting of the restricted stock in 2003 concurrent with the execution of the amendment.

 COMPENSATION AGREEMENTS WITH OTHER NAMED EXECUTIVES

         Carl M. Bosch

         Employment Agreement. Carl Bosch is employed under an eleven-month employment agreement effective February 1, 2003. The employment agreement provides for an annual base salary of $135,000; however, receipt of 20% of the base amount has been deferred until the satisfactory achievement of certain milestones relating to our financial position or until or unless Mr. Bosch is terminated by us or we become financially insolvent. In exchange for entering into a new agreement with a portion of his annual base salary deferred, Mr. Bosch received 30,000 options to purchase our common stock with an exercise price of $0.13 per share that vest one third annually on the anniversary of the date of grant.

         Mr. Bupp will, on an annual basis, review the performance of our Company and of Mr. Bosch and we will pay a bonus to Mr. Bosch as we deem appropriate, in our discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation Committee that covers the executive officers of our Company generally. No bonus was paid to Mr. Bosch relating to fiscal year 2002.

         If a change in control occurs with respect to our Company and:

         - the employment of Mr. Bosch is concurrently or subsequently terminated without cause (cause is defined as any willful breach of a material duty by Bosch in the course of his employment or willful and continued neglect of his duty as an employee);

         -      the term of Mr. Bosch's employment agreement expires; or

         - Mr. Bosch resigns because his authority, responsibilities or compensation have materially diminished, a material change occurs in his working conditions or we breach the agreement;

then, Mr. Bosch will be paid a severance payment of $202,500 and will continue his benefits for the longer of six months or the remaining term of his employment agreement.

         For purposes of Mr. Bosch's employment agreement, a change in control includes:

         - the acquisition, directly or indirectly, by a person (other than our Company or an employee benefit plan established by the Board of Directors) of beneficial ownership of 30 percent or more of our securities with voting power in the next meeting of holders of voting securities to elect the directors;

         - a majority of the directors elected at any meeting of the holders of our voting securities are persons who were not nominated by our then current Board of Directors or an authorized committee thereof;

         - our stockholders approve a merger or consolidation of our Company with another person, other than a merger or consolidation in which the holders of our voting securities outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising eighty percent (80%) or more of the voting power for all purposes of the surviving or resulting corporation; or

         - our stockholders approve a transfer of substantially all of the assets of our Company to another person other than a transfer to a transferee, eighty percent (80%) or more of the voting power of which is owned or controlled by us or by the holders of our voting securities outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

Mr. Bosch will be paid a severance amount of $135,000 if his employment is terminated at the end of his employment agreement or without cause, and his benefits will be continued for up to twelve months.

         Restricted Stock Agreement. Mr. Bosch also holds 30,000 shares of our common stock that were originally granted to him as restricted stock on March 22, 2000, pursuant to a restricted stock purchase agreement with our Company as of the same date. Under the original terms of the underlying restricted stock purchase agreement, Mr. Bosch could not transfer or sell any of the restricted shares unless and until they vest. However, in connection with the execution of his new employment agreement effective February 1, 2003, and Mr. Bosch's agreement to waive receipt of amounts previously deferred under an August 1, 2002, amendment to his previous employment agreement, we vested Mr. Bosch's interest in the shares and authorized the removal of the restricted legend. We will recognize compensation expense related to the vesting of the restricted stock in 2003 concurrent with the execution of the new employment agreement.

         Rodger A. Brown

         Employment Agreement. Rodger Brown is employed under an eleven-month employment agreement effective February 1, 2003. The employment agreement provides for an annual base salary of $115,000; however, receipt of 20% of the base amount has been deferred until the satisfactory achievement of certain milestones relating to our financial position or until or unless Mr. Brown is terminated by us or we become financially insolvent. In exchange for entering into a new agreement with a portion of his salary deferred, Mr. Brown received 30,000 options to purchase our common stock with an exercise price of $0.13 per share that vest one third annually on the anniversary of the date of grant. The terms of Mr. Brown's employment agreement are substantially identical to Mr. Bosch's employment agreement except that Mr. Brown would be paid $172,500 if terminated due to a change of control and $115,000 if terminated at the end of his employment or without cause.

         Mr. Bupp will, on an annual basis, review the performance of our Company and of Mr. Brown and we will pay a bonus to Mr. Brown as we deem appropriate, in our discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation Committee that covers the executive officers of our Company generally. No bonus was paid to Mr. Brown relating to fiscal year 2002.

         Brent L. Larson

         Employment Agreement. Brent Larson is employed under an eleven-month employment agreement effective February 1, 2003. The employment agreement provides for an annual base salary of $135,000; however, receipt of 20% of the base amount has been deferred until the satisfactory achievement of certain milestones relating to our financial position or until or unless Mr. Larson is terminated by us or we become financially insolvent. In exchange for entering into a new agreement with a portion of his annual base salary deferred, Mr. Larson received 30,000 options to purchase our common stock with an exercise price of $0.13 per share that vest one third annually on the anniversary of the date of grant. The terms of Mr. Larson's employment agreement are substantially identical to Mr. Bosch's employment agreement.

         Mr. Bupp will, on an annual basis, review the performance of our Company and of Mr. Larson and we will pay a bonus to Mr. Larson as we deem appropriate, in our discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation Committee that covers the executive officers of our Company generally. No bonus was paid to Mr. Larson relating to fiscal year 2002.

         Restricted Stock Agreement(s). Mr. Larson also holds 40,000 shares, 20,000 shares and 10,000 shares of our common stock that were originally granted to him as restricted at a price of $0.001 per share on March 22, 2000, April 30, 1999 and October 23, 1998, respectively, pursuant to restricted stock purchase agreements of the same dates. The terms of Mr. Larson's restricted stock purchase agreement are identical to those contained in Mr. Bosch's restricted stock purchase agreement discussed above regarding vesting, forfeiture and rights of ownership. However, in connection with the execution of his new employment agreement effective February 1, 2003, and Mr. Larson's agreement to waive receipt of amounts previously deferred under an August 1, 2002, amendment to his previous employment agreement, we vested Mr. Larson's interest in the shares and authorized the removal of the restricted legend. We will recognize compensation expense related to the vesting of the restricted stock in 2003 concurrent with the execution of the new employment agreement.

         Dan Manor

         Employment Agreement. Dan Manor is employed by our subsidiary, Cardiosonix Ltd., as its President under a two-year employment agreement effective January 1, 2002. The employment agreement provides for a monthly basic salary of $12,083 and automatically renews for one-year increments unless written notice is given ninety days prior to the end of the then term of the agreement. The Compensation Committee of our Board of Directors will, on an annual basis, review the performance of our Company and of Mr. Manor and he will be paid a bonus as is deemed appropriate, in the Committee's discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation Committee that covers the executive officers of our Company generally. No bonus was paid to Mr. Manor relating to fiscal year 2002. Mr. Manor will also receive one third of 1% of the Net Revenues (as defined in Mr. Manor's employment agreement) from Cardiosonix products for up to five years from the effective date of the agreement. Cardiosonix also provides Mr. Manor with an automobile allowance not to exceed $450 per month, and provides certain statutory benefits under the laws of the State of Israel.

         Mr. Manor will be paid a severance payment of the greater of $145,000 or the then statutorily determined amount if he is terminated by Cardiosonix without cause prior to the end of the term of the agreement.

              AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO
                    INCREASE THE NUMBER OF AUTHORIZED SHARES

         Our Restated Certificate of Incorporation currently authorizes us to issue up to 50,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of our preferred stock, $.001 par value.

         Our Board of Directors has adopted, subject to stockholder approval, an amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 50,000,000 shares to 75,000,000 shares. Under the amendment, Section 4.1 of Article FOUR of the Amended and Restated Certificate of Incorporation would read:

         4.1 AUTHORIZED SHARES. The total number of shares of capital stock which the Corporation has authority to issue is 80,000,000 shares, consisting of:

         (a) 75,000,000 shares of Common Stock, par value $.001 per share (the Common Stock); and

         (b) 5,000,000 shares of Preferred Stock, par value $.001 per share (the Preferred Stock).

         As of April 25, 2003, of the 50,000,000 shares of common stock presently authorized, 38,588,009 shares were issued and outstanding, 6,818,450 shares were reserved for issuance under our stock option plans or related to outstanding warrants and convertible securities, and 4,593,541 shares were not reserved for any specific use and were available for future issuances. If our stockholders approve the amendment to our Restated Certificate of Incorporation to increase our authorized shares, we will have 29,593,541 shares of common stock that are not reserved for any specific use and are available for future issuances.

         Our Board of Directors believes that the 4,593,541 shares of common stock that are not reserved and which are available for issuance do not provide us with sufficient flexibility to act in a timely manner in meeting future stock needs. We anticipate that we may in the future need to issue additional shares in connection with one or more of the following:

         -      acquisitions;

         -      strategic investments;

         -      corporate transactions, such as stock splits or stock dividends;

         - financing transactions, such as public offerings of common stock or convertible securities;

         -      incentive and employee benefit plans; and

         - otherwise for corporate purposes that have not yet been identified.

         In order to provide our Board of Directors with certainty and flexibility to undertake such transactions to support our future business growth, the Board believes it is in the best interests of our Company at this time to increase the number of authorized shares of our common stock. No such transactions are currently under consideration by the Board.

         If this proposal is adopted, the additional authorized shares of common stock may be issued upon the approval of our Board of Directors at such times, in such amounts, and upon such terms as our Board of Directors may determine, without further approval of the stockholders, unless such approval is expressly required by applicable law, regulatory agencies, or any exchange or quotation service on which our common stock may then be listed. For example, such stockholder approval may be required pursuant to Section 203 of the DGCL for the issuance of shares of common stock in connection with a business combination with an interested stockholder (See the discussion under "Possible Anti-Takeover Effects of the Proposal" at page 14 of this proxy statement). In addition, in the future should our common stock be listed on a national securities exchange or the Nasdaq Stock Market (rather than the Over-The-Counter Bulletin Board where it currently trades), then the approval of our stockholders would be required in certain additional situations, including: (i) in connection with the acquisition of certain stock or assets, including another business, from a director, officer or substantial shareholder, or from an entity in which one of such persons is a substantial stockholder, or from an entity in which one of such persons has a substantial direct or indirect interest, and the stock issuable in such transaction could result in an increase in the number of shares or voting power of the outstanding shares of 5% or more, (ii) in a transaction or a series of transactions (except for a public offering of common stock for cash) that would result in an increase in the number of shares or voting power of the outstanding shares by 20% or more, (iii) where the issuance of common stock would result in a change of control of our Company, or
(iv) in connection with a stock option or purchase plan under which stock may be acquired by officers or directors. The ability of our Board of Directors to issue shares from the additional authorized shares will allow the Board, except under the limited circumstances discussed in this paragraph, to perform the functions for which they are currently empowered under our Restated Certificate of Incorporation and by-laws in executing certain transactions, such as acquisitions, investments, or other transactions, pursuant to which such additional authorized shares could be issued without further stockholder approval of the specific transaction.

         Our stockholders do not have preemptive rights with respect to future issuances of additional shares of common stock, which means that current stockholders do not have a prior right to purchase any new issue of common stock of our Company in order to maintain their proportionate ownership interest. As a result, the issuance of a significant amount of additional authorized common stock (other than as the result of a stock split or other pro rata distribution to stockholders) would result in a significant dilution of the beneficial ownership interests and/or voting power of each company stockholder who does not purchase additional shares to maintain his or her pro rata interest. As additional shares are issued, the shares owned by our existing stockholders will represent a smaller percentage ownership interest in our Company. For instance, a stockholder who currently owns 100,000 shares of our common stock has 0.259% of our total outstanding shares of common stock. If, however, the proposal is approved and all 25,000,000 of the additional shares of common stock are issued, the stockholder's 100,000 shares then would represent approximately 0.157% of our total outstanding shares of common stock. In addition, the issuance of additional shares of our common stock could result in a decrease in the trading price of our common stock, depending on the price at which such shares are issued.

         If this proposal is not adopted, management believes we will be severely limited in our ability to raise capital. As is discussed more fully in the Risk Factors included in our Annual Report on Form 10-KSB for the year ended December 31, 2002, we believe we will need to raise additional capital in order to complete the development and commercialization of our blood flow product line. If we are unsuccessful in gaining approval for this increase in our authorized shares, and other funding sources are not available to us, we will likely have to make significant modifications to our blood flow commercialization plan and/or severely curtail our operations.

POSSIBLE ANTI-TAKEOVER EFFECTS OF THE PROPOSAL

         Our Board of Directors does not intend or view the proposed increase in the number of authorized shares of our common stock as an anti-takeover measure, but rather, as a means of providing greater flexibility to the Board as indicated above. Nevertheless, the proposed increase in the our authorized shares could enable the Board to issue additional shares to render more difficult or discourage an attempt by another person or entity to obtain control of our Company, even if the holders of our common stock deem such acquisition of control of our Company to be in their best interests. The issuance of additional shares of common stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares and thereby could dilute the proportionate interest of a party attempting to gain control of our Company. As of the date of this proxy statement, our Board of Directors and our management are not aware of any attempt or plan to takeover or acquire our Company or our common stock, and the proposal to increase the authorized shares of our common stock was not prompted by any specific takeover or acquisition effort or threat. Other than the amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, our Board of Directors does not currently contemplate recommending the adoption of any other proposals or amendments to our Restated Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of our Company.

         Our Restated Certificate of Incorporation permits our Board of Directors to issue up to 5,000,000 shares of preferred stock on terms established by our Board from time to time. The Board, within the limitations and restrictions contained in the Restated Certificate of Incorporation and without further action by our stockholders, has the authority to issue the preferred stock from time to time in one or more series and to fix the number of shares and the relative rights, conversion rights, voting rights, rights and terms of redemption, liquidation preferences and any other preferences, special rights and qualifications of any such series. Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of our

Company by increasing the number of outstanding shares entitled to vote and increasing the number of votes required to approve a change in control of our Company. As of the date of this proxy statement, our Board of Directors has created one series of preferred stock. 500,000 shares of preferred stock have been designated as Series A Junior Participating Preferred Stock and reserved for issuance under our stockholder rights plan.

         In July 1995 our Board of Directors adopted a stockholder rights plan. The stockholder rights plan provides each stockholder of record one right for each ordinary share of common stock of the Company. The rights are represented by the Company's ordinary common stock certificates, and are not traded separately from ordinary common stock and are not exercisable. The rights will become exercisable only if, unless approved by the Board of Directors, a person acquires or announces a tender offer that would result in ownership of 15% or more of our common stock, at which time, each right would enable the holder to buy shares of the Company's common stock at a discount to the then market price. We may redeem the rights at any time before they become exercisable for $0.01 per right. The stockholder rights plan expires on August 28, 2005. The stockholder rights plan may have the effect of deterring third parties from making takeover bids for control of our Company, or may be used to hinder or delay a takeover bid. This would decrease the chance that our stockholders would realize a premium over market price for their shares of common stock as a result of the takeover bid.

         We are also governed by Section 203 of the Delaware General Corporation Law, which provides that certain "business combinations" between a Delaware corporation whose stock is generally traded or held of record by more than 2,000 stockholders, such as our Company, and an "interested stockholder," which is generally defined as a stockholder who beneficially owns 15% or more of a Delaware corporation's voting stock, are prohibited for a three-year period following the date that such stockholder became an "interested stockholder," unless certain exceptions apply. The term "business combination" is defined generally to include, among other transactions, mergers, tender offers and transactions which increase an "interested stockholder's" percentage ownership of stock in a Delaware corporation.

         Our by-laws establish advance notice procedures for the nomination of candidates for election as directors by stockholders, as well as for other stockholder proposals to be considered at annual meetings. Generally, we must receive a notice of intent to nominate a director or raise any other matter at a stockholder meeting not less than 120 days before the first anniversary of the mailing of our proxy statement for the previous year's annual meeting. The notice must contain required information concerning the person to be nominated or the matters to be brought before the meeting and concerning the stockholder submitting the proposal.

         We are incorporated in Delaware, and as such are subject to Section 203 of the DGCL, which provides that a corporation may not engage in any "business combination" with an "interested stockholder" during the three years after he or she becomes an interested stockholder unless:

         - the corporation's board of directors approved in advance either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

         - the interested stockholder owned at least 85 percent of the corporation's voting stock at the time the transaction commenced; or

         - the business combination is approved by the corporation's board of directors and the affirmative vote of at least two-thirds of the voting stock which is not owned by the interested stockholder.

Generally, a "business combination" includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. An "interested stockholder" is a person who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, did own 15% or more of a corporation's outstanding voting securities. Section 203 of the DGCL makes it more difficult for an interested stockholder to implement various business combinations with our Company for a three-year period, although our stockholders may vote to exclude it from the law's restrictions.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the shares of our outstanding common stock is required to adopt this proposal. It will become effective upon the filing of an Amended Certificate of Incorporation with the Secretary of State of Delaware, which we intend to make on June 13, 2003, the day after the completion of the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION.


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         On April 2, 2003, we completed a secured note financing in the aggregate amount of $500,000, which included the participation of our President and CEO, David C. Bupp. Under the terms of Mr. Bupp's bridge loan financing agreement with our Company, Mr. Bupp advanced us $250,000 in exchange for a note, bearing interest at 8.5%, payable monthly, and due on June 30, 2004. In consideration for the loan, we issued Mr. Bupp 375,000 warrants to purchase our common stock at an exercise price of $0.13 per share.


               REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee consults with the independent auditors with regard to the plan of audit; reviews, in consultation with the independent auditors, their report of audit, or proposed report of audit and the accompanying management letter, if any; and consults with the independent auditors with regard to the adequacy of the internal accounting controls. The Board of Directors has previously adopted a written charter for the Audit Committee that was included with the proxy statement for the 2001 annual meeting of stockholders.

         The Audit Committee has reviewed and discussed with management and the independent auditors the Company's audited financial statements; discussed with the independent auditors the matters required to be discussed by Codification of Statements on Auditing Standards No. 61; received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1; and discussed with the independent accountants their independence from the Company.

         Based on the reviews and discussions with management and KPMG LLP, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, filed with the Securities and Exchange Commission.

         The Audit Committee is comprised of Reuven Avital, John S. Christie, Fred B. Miller and J. Frank Whitley, Jr., each of whom is "independent" under the standards set forth in Rule 4200(a)(14) of the NASD's listing standards.

                                                         Submitted by the
                                                         Audit Committee of
                                                         the Board of
                                                         Directors:

                                                         Reuven Avital
                                                         John S. Christie
                                                         Fred B. Miller
                                                         J. Frank Whitley, Jr.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Act of 1934 requires our officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of our securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to us. Based on our review of these reports and written representations from reporting persons, we believe that all reporting persons complied with all filing requirements during the fiscal year ended December 31, 2002, except for one late Form 4 filing for each of Messrs. Bosch, Bupp and Larson.

                             INDEPENDENT ACCOUNTANTS

         KPMG LLP was engaged as the Company's principal accountant on December 7, 1998, and has audited the Company's financial statements for each of the five fiscal years in the period ended December 31, 2002. At the suggestion of management, the Audit Committee has recommended the retention of KPMG LLP as the Company's independent accountant for the 2003 fiscal year.

         A representative of KPMG LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions of stockholders.


           FEES OF THE INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2002

         The following table sets forth certain information concerning auditor fees incurred during the fiscal year ended December 31, 2002.

DESCRIPTION OF FEES                                                               AMOUNT
-------------------                                                               ------
Audit Fees (1)...............................................................   $ 110,730
Financial Information Systems Design and Implementation Fees.................   $       0
All Other Fees (2) ..........................................................   $  24,000

-----------

(1) Includes fees for the audit of the December 31, 2002, financial statements and reviews of the related quarterly financial statements.

(2) The Audit Committee of the Company's Board of Directors has considered whether the provision of such non-audit services by KPMG LLP is compatible with maintaining their independence and has concluded that it is.


                         COST OF SOLICITATION OF PROXIES

         The cost of this solicitation will be paid by the Company. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company will reimburse such persons for their expenses in so doing.


                              STOCKHOLDER PROPOSALS

         A stockholder proposal intended for inclusion in the proxy statement and form of proxy for the Annual Meeting of Stockholders of the Company to be held in 2004 must be received by the Company before January 6, 2004, at its executive offices, Attention: Brent Larson. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2004 Annual Meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by us after March 20, 2004.

         A stockholder who wishes to nominate a candidate for election to the Board of Directors must follow the procedures set forth in Article III, Section 2 of the Company's By-Laws. A copy of these procedures is available upon request from the Company at 425 Metro Place North, Suite 300, Dublin, Ohio 43017-1367,
Attention: Brent Larson. In order for a stockholder to nominate a candidate for the Board of Directors election at the 2004 Annual Meeting, notice of the nomination must be delivered to the Company's executive offices, Attention:
Brent Larson, before January 6, 2004.


                                 OTHER BUSINESS

         The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

                                                       PROXY BY MAIL                                                    Please
                                                                                                                         mark    [X]
                                                                                                                         your
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.           votes
IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 BELOW.                                      like this


THE BOARD OF           FOR the nominee   WITHHOLD AUTHORITY    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ISSUES 2 AND 3.
DIRECTORS RECOMMENDS   (except as         to vote for the
THE ELECTION OF         marked to the         nominee
THE NOMINEE.              contrary)                            2. To increase the authorized number          FOR   AGAINST   ABSTAIN
                                                                  of shares  of the Company from
1. To elect as a             [ ]               [ ]                55,000,000 to 80,000,000, consisting       [ ]     [ ]       [ ]
   director the                                                   of 75,000,000 shares of common stock,
   nominee named                                                  $.001 par value, and 5,000,000 shares
   below for a term                                               of preferred stock, $.001  par value.
   of three years
   and until his                                                                                             FOR   AGAINST   ABSTAIN
   successor is duly                                           3.  To transact such other business as may
   elected and                                                     properly come before the meeting or any   [ ]     [ ]       [ ]
   qualified.                                                      adjournment thereof.

   NOMINEE: J. FRANK WHITLEY, JR.                              IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
                                                               OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF
   THE UNDERSIGNED MAY WITHHOLD AUTHORITY TO VOTE FOR ANY      STOCKHOLDERS OR ANY ADJOURNMENT THEREOF.
   NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE
   NAME OF ANY NOMINEE.
                                                               The undersigned hereby acknowledges receipt with this Proxy of a copy
----------------------------------------------------------     of the Notice of Annual Meeting and Proxy Statement dated May 5,
    IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE         2003, and a copy of the Company's 2002 Annual Report to Stockholders.
                   INSTRUCTIONS BELOW
----------------------------------------------------------

-----------------------------------------------------------------------------------  ===========================================
                                                                                                   COMPANY NUMBER:


                                                                                                    PROXY NUMBER:


                                                                                                   ACCOUNT NUMBER:
-----------------------------------------------------------------------------------  ===========================================

SIGNATURE                                                   SIGNATURE                                            DATE
         -------------------------------------------------            ------------------------------------------      -----------
IMPORTANT: Please sign exactly as name or names appear above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporations should sign in their full corporate name by their president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

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      [TELEPHONE         VOTE BY TELEPHONE OR INTERNET         [COMPUTER
        GRAPHIC]       QUICK * * * EASY * * * IMMEDIATE          GRAPHIC]
   -------------------------------------------------------------------------

                              NEOPROBE CORPORATION

 - You can now vote your shares electronically through the Internet or the telephone.
 -  This eliminates the need to return the proxy card.
 - Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.


TO VOTE YOUR PROXY BY INTERNET
WWW.CONTINENTALSTOCK.COM

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE
1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

                  PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED
                                 ELECTRONICALLY

                              NEOPROBE CORPORATION

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints David C. Bupp and Brent L. Larson, and each of them, severally, with full power of substitution, as proxies for the undersigned, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock, par value $.001 per share, of Neoprobe Corporation held of record by the undersigned on April 25, 2003, at the Annual Meeting of Stockholders to be held on June 12, 2003, or any adjournment thereof, with all the power the undersigned would possess if present in person.

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


           (Continued and to be dated and signed on the reverse side)




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